Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended June 30, 2018
www.preit.com
NYSE: PEI
NYSE: PEIPRB, PEIPRC, PEIPRD

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
June 30, 2018

Table of Contents
Introduction
Definitions	1
Company Information	2
Trading Information and Common Distributions per Common Share	3
Market Capitalization and Capital Resources	4
Operating Results
Statement of Operations - Quarters and Six Months Ended June 30, 2018 and June 30, 2017	5
Computation of Earnings Per Share	6
Reconciliation of Net Operating Income and EBITDAre - Quarters and Six Months Ended June 30, 2018 and June 30, 2017	7
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Quarters Ended June 30, 2018 and June 30, 2017	8
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Quarters Ended June 30, 2018 and June 30, 2017	9
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Six Months Ended June 30, 2018 and June 30, 2017	10
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Six Months Ended June 30, 2018 and June 30, 2017	11
Reconciliation of Funds From Operations and Funds Available For Distribution - Quarters and Six Months Ended June 30, 2018 and June 30, 2017	12
Operating Statistics
Leasing Activity Summary - Quarter Ended June 30, 2018	13
Leasing Activity Summary - Six Months Ended June 30, 2018	14
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	15
Mall Occupancy Percentage and Sales Per Square Foot	16
Top Twenty Tenants	17
Lease Expirations	18
Property Information	19
Anchor Replacement Summary	23
Balance Sheet
Condensed Consolidated Balance Sheet	24
Assets and Liabilities - Equity Method Investments, at Ownership Share	25
Investment in Real Estate - Consolidated Properties	26
Investment in Real Estate - Equity Method Investments at Ownership Share	27
Property Redevelopment Table	28
Capital Expenditures	29
Debt Analysis	30
Debt Schedule	31
Selected Debt Ratios	32
Forward Looking Statements	33

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO, which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. NAREIT’s established guidance provides that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) and, when applicable, related measures such as Funds From Operations, as adjusted, in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

When applicable, we also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, to show the effect of such items as provision for employee separation expense and accelerated amortization of financing costs, which can have a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance. We also present FFO on a further adjusted basis to isolate the impact on FFO caused by property dispositions.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, such as provision for employee separation expense and accelerated amortization of financing costs.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with GAAP, including lease termination revenue), minus property operating expenses (determined in accordance with GAAP), plus our pro rata share of revenue and property operating expenses of our unconsolidated partnership investments. NOI excludes other income, general and administrative expenses, employee separation expenses, interest expense, depreciation and amortization, impairment of assets, gains/ adjustment to gains on sale of interest in non operating real estate, gain on sale of interest in real estate by equity method investee, gains/ losses on sales of interests in real estate, net, and project costs and other expenses. We believe that net income is the most directly comparable GAAP measure to NOI.

NOI excludes other income, general and administrative expenses, interest expense, depreciation and amortization, adjustment to gains on sale of interest in non operating real estate, gain on sale of interest in real estate by equity method investee, losses on sales of interest in real estate, impairment of assets, project costs and other expenses.

We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We use NOI and related terms, like Same Store NOI, as performance measures for determining incentive compensation amounts under certain of our performance-based incentive compensation programs.

Same Store NOI

Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired, disposed, under redevelopment or designated as non-core during the periods presented. Non Same Store NOI is calculated using the properties excluded from the calculation of Same Store NOI.

Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) non-cash compensation charges, and (6) amortization of above- and below-market lease intangibles. The 2017 FAD amounts on page 10 have been revised to conform with the 2018 presentation.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

NAREIT defines Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”), which is a non-GAAP measure, as net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization; plus or minus losses and gains on the disposition of depreciated property, including losses/ gains on change in control; plus impairment write downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; plus or minus adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.  We compute EBITDAre in accordance with the standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

EBITDAre does not include interest expense, income tax expense, gains or losses on sales of operating real estate or impairment writedowns of depreciable real estate, which are included in the determination of net income in accordance with GAAP.  Accordingly, EBITDAre is not a comprehensive measure of our operating cash flows.  EBITDAre does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions.  We believe that net income is the most directly comparable GAAP measurement to EBITDAre.

We believe that EBITDAre is helpful to management and investors as a measure of operating performance because it provides an additional performance measure to management and investors to facilitate the evaluation and comparison of the Company to other REITs and to other non-real estate commercial enterprises.

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 28 retail properties, 25 of which are operating properties and three are development or redevelopment properties. The 25 operating retail properties have a total of 20.0 million square feet and include 21 shopping malls and four other retail properties.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Senior Vice President of Strategy and Communications
200 South Broad Street
Philadelphia, PA 19102

Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: Heather.Crowell@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Goldman Sachs & Co. LLC	Caitlin Burrows	(212) 902-4736

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Mitsubishi UFJ Securities (USA)	Karin A. Ford	(212) 405-7249

Stifel Nicolaus	Jennifer Hummert	(443) 224-1288
	Simon Yarmack	(443) 224-1346

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Trading Information and Distributions per Common Share
(in thousands, except per share amounts)

	Quarter Ended June 30,	Year Ended December 31,
TRADING INFORMATION	2018	2017

Common Shares
High Price per share	$12.07	$19.92
Low Price per share	$8.97	$9.32
Closing Share Price (at the end of period)	$10.99	$11.89

Series B Preferred Shares
High Price per share	$23.83	$25.83
Low Price per share	$20.69	$24.83
Closing Share Price (at the end of period)	$23.45	$25.18

Series C Preferred Shares
High Price per share	$23.00	$25.17
Low Price per share	$20.00	$24.27
Closing Share Price (at the end of period)	$22.73	$25.90

Series D Preferred Shares
High Price per share	$22.15	$24.82
Low Price per share	$19.24	$24.50
Closing Share Price (at the end of period)	$22.15	$25.11

DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	(1)	$—
Non-Dividend Distributions	(1)	0.84
Distributions per common share	$0.21	$0.84
Annualized Dividend Yield (2)	7.6%	7.1%

(1)Tax status of 2018 dividend payments will be available in January 2019.
(2)Based on closing share price at the end of the period.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended June 30,	Year Ended December 31,
	2018	2017
MARKET CAPITALIZATION

EQUITY CAPITALIZATION
Common Shares Outstanding	70,451	69,984
OP Units Outstanding	8,273	8,272
Total Common Shares and OP Units Outstanding	78,724	78,256
Equity Market Capitalization—Common Shares and OP Units	$865,172	$930,466
Series B Preferred Shares, Nominal Value	86,250	86,250
Series C Preferred Shares, Nominal Value	172,500	172,500
Series D Preferred Shares, Nominal Value	125,000	125,000
Total Equity Market Capitalization	$1,248,922	$1,314,216

DEBT CAPITALIZATION
Secured Debt Balance (1)	$1,419,526	$1,295,112
Unsecured Debt Balance (2) (3)	550,000	603,000
Debt Capitalization	1,969,526	1,898,112
TOTAL MARKET CAPITALIZATION	$3,218,448	$3,212,328

Equity Capitalization/Total Market Capitalization	38.8%	40.9%
Debt Capitalization/Total Market Capitalization	61.2%	59.1%
Unsecured Debt Balance/Total Debt	27.9%	31.8%

CAPITAL RESOURCES(4)
Cash and Cash Equivalents	$57,855	$27,534
Revolving Facility	400,000	400,000
Amount Outstanding	—	(53,000)
Letters of Credit	(14,786)	(15,786)
Available Revolving Facility (5)	385,214	331,214
Term Loans	675,000	550,000
Amount Borrowed	(675,000)	(550,000)
Available Term Loans	—	—
TOTAL	$443,069	$358,748
Shelf Registration	$1,000,000	$1,000,000
(1) Includes consolidated mortgage debt, our share of mortgage debt from equity method investments, and $125,000 of secured debt from our share of the FDP Term Loan.
(2)The unsecured debt balance includes a 2018 Revolving Facility balance of $0 as of June 30, 2018 and a 2013 Revolving Facility balance $53,000 as of December 31, 2017.
(3)The unsecured debt balance includes consolidated Term Loan balances of $550,000 as of June 30, 2018 and December 31, 2017.
(4)Includes our share of cash and cash equivalents from equity method investments and $125,000 of secured debt from our share of the FDP Term Loan.
(5)The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, under the $400.0 million 2018 Revolving Facility, is $239.6 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters ended June 30, 2018 and 2017
(in thousands)

	Quarter Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
REVENUE:
Base rent	$55,366	$56,769	$111,342	$114,204
Expense reimbursements	26,231	26,984	53,361	55,081
Percentage rent	161	326	256	630
Lease termination revenue	7,090	1,791	7,121	2,272
Other real estate revenue	2,274	2,540	4,435	4,647
Total real estate revenue	91,122	88,410	176,515	176,834
Other income	851	840	1,740	1,680
Total revenue	91,973	89,250	178,255	178,514
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(27,347)	(28,261)	(56,743)	(58,213)
Utilities	(3,804)	(4,140)	(7,713)	(7,963)
Other property operating expenses	(2,908)	(2,825)	(6,308)	(6,030)
Total property operating expenses	(34,059)	(35,226)	(70,764)	(72,206)
Depreciation and amortization	(33,356)	(32,928)	(67,386)	(64,686)
General and administrative expenses	(9,396)	(9,232)	(19,528)	(18,273)
Provision for employee separation expense	(395)	(1,053)	(395)	(1,053)
Project costs and other expenses	(139)	(85)	(251)	(397)
Total operating expenses	(77,345)	(78,524)	(158,324)	(156,615)
Interest expense, net (1)	(15,982)	(14,418)	(30,883)	(29,756)
Impairment of assets	(34,286)	(53,917)	(34,286)	(53,917)
Total expenses	(127,613)	(146,859)	(223,493)	(240,288)
Loss before equity in income of partnerships, gain on sale of real estate by equity method investee, gains (adjustment to gains) on sales of interests in non operating real estate and gains (losses) on sales of interests in real estate, net	(35,640)	(57,609)	(45,238)	(61,774)
Equity in income of partnerships	2,571	4,154	5,709	7,890
Gain on sale of real estate by equity method investee	—	—	2,773	—
Gains (adjustment to gains) on sales of interests in non operating real estate	—	—	(25)	—
Gain on sale of interest in non operating real estate	—	486	—	486
Gains (losses) on sales of interests in real estate, net	748	(308)	748	(365)
Net loss	(32,321)	(53,277)	(36,033)	(53,763)
Less: net loss attributable to noncontrolling interest	3,400	5,669	3,794	5,721
Net loss attributable to PREIT	(28,921)	(47,608)	(32,239)	(48,042)
Less: preferred share dividends	(6,844)	(7,067)	(13,688)	(13,272)
Net loss attributable to PREIT common shareholders	$(35,765)	$(54,675)	$(45,927)	$(61,314)

(1)
Net of capitalized interest expense of $1,281 and $1,718 for the quarters ended June 30, 2018 and 2017, respectively, and $2,907 and $3,149 for the six months ended June 30, 2018 and 2017, respectively.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net loss	$(32,321)	$(53,277)	$(36,033)	$(53,763)
Noncontrolling interest	3,400	5,669	3,794	5,721
Preferred share dividends	(6,844)	(7,067)	(13,688)	(13,272)
Dividends on unvested restricted shares	(138)	(88)	(276)	(185)
Net loss used to calculate loss per share—basic and diluted	$(35,903)	$(54,763)	$(46,203)	$(61,499)

Basic and diluted loss per share:	$(0.51)	$(0.79)	$(0.66)	$(0.89)

Weighted average shares outstanding - basic	69,747	69,307	69,675	69,263
Weighted average effect of common share equivalents (1)	—	—	—	—
Total weighted average shares outstanding - diluted	69,747	69,307	69,675	69,263

(1)
The Company had net losses used to calculate earnings per share for all periods presented. Therefore, the effect of common share equivalents of 367 for the quarter ended June 30, 2018 and 340 and 57 for the six months ended June 30, 2018 and 2017, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive. There were no common share equivalents for the three months ended June 30, 2017.

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Operating Income and Earnings Before Interest, Income Taxes, Depreciation, and Amortization for Real Estate
(Non-GAAP Measures)
(in thousands)

Net Operating Income ("NOI") Reconciliation for the Quarter ended June 30, 2018(1)

	Same Store		Change		Non Same Store		Total
	2018	2017	$	%	2018	2017	2018	2017
NOI from consolidated properties	$55,417	$49,544	$5,873	11.9%	$1,646	$3,640	$57,063	$53,184
NOI attributable to equity method investments, at ownership share	7,354	7,173	181	2.5%	56	2,573	7,410	9,746
Total NOI	62,771	56,717	6,054	10.7%	1,702	6,213	64,473	62,930
Less: lease termination revenue	7,095	1,827	5,268	288%	—	35	7,095	1,862
Total NOI excluding lease termination revenue	$55,676	$54,890	$786	1.4%	$1,702	$6,178	$57,378	$61,068

(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

Net Operating Income ("NOI") Reconciliation for the Six Months ended June 30, 2018(1)

	Same Store		Change		Non Same Store		Total
	2018	2017	$	%	2018	2017	2018	2017
NOI from consolidated properties	$102,405	$97,733	$4,672	4.8%	$3,346	$6,895	$105,751	$104,628
NOI attributable to equity method investments, at ownership share	14,929	14,736	193	1.3%	520	3,862	15,449	18,598
Total NOI	117,334	112,469	4,865	4.3%	3,866	10,757	121,200	123,226
Less: lease termination revenue	7,356	2,346	5,010	214%	21	71	7,377	2,417
Total NOI excluding lease termination revenue	$109,978	$110,123	$(145)	(0.1)%	$3,845	$10,686	$113,823	$120,809

(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

Earnings Before Interest, Income Taxes, Depreciation, and Amortization for Real Estate ("EBITDAre") Reconciliation(1)

	Quarter Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net loss	$(32,321)	$(53,277)	$(36,033)	$(53,763)
Depreciation and amortization:
Consolidated	33,356	32,928	67,386	64,686
Unconsolidated properties at ownership share	2,145	3,026	5,375	5,592
Interest Expense:
Consolidated	15,982	14,418	30,883	29,756
Unconsolidated properties at ownership share	2,705	2,566	4,385	5,116
Gain on sale of real estate by equity method investee	—	—	(2,773)	—
(Gain) loss on sale of interests in real estate, net	(748)	308	(748)	365
Impairment of assets	34,286	53,917	34,286	53,917
EBITDAre	$55,405	$53,886	$102,761	$105,669

(1) EBITDAre is a non-GAAP measure. See definition on page 1.

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Quarters Ended June 30, 2018 and 2017
(in thousands)

	2018	2017
Net loss	$(32,321)	$(53,277)
Other income	(851)	(840)
Depreciation and amortization	33,356	32,928
General and administrative expenses	9,396	9,232
Provision for employee separation expense	395	1,053
Project costs and other expenses	139	85
Interest expense, net	15,982	14,418
Impairment of assets	34,286	53,917
Equity in income of partnerships	(2,571)	(4,154)
Gains on sales of non operating real estate	—	(486)
(Gains) losses on sales of interests in real estate, net	(748)	308
NOI from consolidated properties(1)	$57,063	$53,184
(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

	Same Store		Non Same Store		Total
	2018	2017	2018	2017	2018	2017
Real estate revenue
Base rent	$53,089	$52,500	$2,279	$4,269	$55,368	$56,769
Expense reimbursements	25,332	25,320	899	1,664	26,231	26,984
Percentage rent	161	177	—	149	161	326
Lease termination revenue	7,090	1,756	—	35	7,090	1,791
Other real estate revenue	2,222	2,347	51	193	2,273	2,540
Total real estate revenue	87,894	82,100	3,229	6,310	91,123	88,410
Property operating expenses
CAM and real estate taxes	(26,065)	(26,129)	(1,282)	(2,132)	(27,347)	(28,261)
Utilities	(3,601)	(3,831)	(203)	(309)	(3,804)	(4,140)
Other property operating expenses	(2,811)	(2,596)	(98)	(229)	(2,909)	(2,825)
Total property operating expenses	(32,477)	(32,556)	(1,583)	(2,670)	(34,060)	(35,226)
NOI from consolidated properties(1)	55,417	49,544	1,646	3,640	57,063	53,184
Less: Lease termination revenue	7,090	1,756	—	35	7,090	1,791
NOI from consolidated properties excluding lease termination revenue(1)	$48,327	$47,788	$1,646	$3,605	$49,973	$51,393
(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Quarters Ended June 30, 2018 and 2017
(in thousands)

	2018	2017
Equity in income of partnerships	$2,571	$4,154
Other income	(12)	—
Depreciation and amortization	2,145	3,026
Interest expense and other expenses, net	2,706	2,566
NOI from equity method investments at ownership share(1)	$7,410	$9,746
(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

	Same Store		Non Same Store		Total
	2018	2017	2018	2017	2018	2017
Real estate revenue
Base rent	$6,870	$6,765	$190	$2,678	$7,060	$9,443
Expense reimbursements	3,075	2,955	90	505	3,165	3,460
Percentage rent	60	84	—	—	60	84
Lease termination revenue	5	71	—	—	5	71
Other real estate revenue	230	267	230	226	460	493
Total real estate revenue	10,240	10,142	510	3,409	10,750	13,551
Property operating expenses
CAM and real estate taxes	(2,115)	(1,970)	(362)	(676)	(2,477)	(2,646)
Utilities	(198)	(201)	(54)	(100)	(252)	(301)
Other property operating expenses	(573)	(798)	(38)	(60)	(611)	(858)
Total property operating expenses	(2,886)	(2,969)	(454)	(836)	(3,340)	(3,805)
NOI from equity method investments at ownership share(1)	7,354	7,173	56	2,573	7,410	9,746
Less: Lease termination revenue	5	71	—	—	5	71
NOI from equity method investments at ownership share excluding lease termination revenue(1)	$7,349	$7,102	$56	$2,573	$7,405	$9,675
(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Six Months Ended June 30, 2018 and 2017
(in thousands)

	2018	2017
Net loss	$(36,033)	$(53,763)
Other income	(1,740)	(1,680)
Depreciation and amortization	67,386	64,686
General and administrative expenses	19,528	18,273
Provision for employee separation expense	395	1,053
Project costs and other expenses	251	397
Interest expense, net	30,883	29,756
Impairment of assets	34,286	53,917
Equity in income of partnerships	(5,709)	(7,890)
Gain on sale of real estate by equity method investee	(2,773)	—
(Gains) losses on sales of interests in real estate, net	(748)	365
(Gains) adjustment to gains on sales of non operating real estate	25	(486)
NOI from consolidated properties (Non-GAAP)	$105,751	$104,628

	Same Store		Non Same Store		Total
	2018	2017	2018	2017	2018	2017
Real estate revenue
Base rent	$106,717	$105,175	$4,625	$9,029	$111,342	$114,204
Expense reimbursements	51,365	51,559	1,996	3,522	53,361	55,081
Percentage rent	243	462	13	168	256	630
Lease termination revenue	7,100	2,201	21	71	7,121	2,272
Other real estate revenue	4,322	4,163	113	484	4,435	4,647
Total real estate revenue	169,747	163,560	6,768	13,274	176,515	176,834
Property operating expenses
CAM and real estate taxes	(54,052)	(53,187)	(2,691)	(5,026)	(56,743)	(58,213)
Utilities	(7,212)	(7,299)	(501)	(664)	(7,713)	(7,963)
Other property operating expenses	(6,078)	(5,341)	(230)	(689)	(6,308)	(6,030)
Total property operating expenses	(67,342)	(65,827)	(3,422)	(6,379)	(70,764)	(72,206)
NOI from consolidated properties (Non-GAAP)	102,405	97,733	3,346	6,895	105,751	104,628
Less: Lease termination revenue	(7,100)	(2,201)	(21)	(71)	(7,121)	(2,272)
NOI from consolidated properties less lease termination revenue (Non- GAAP)	$95,305	$95,532	$3,325	$6,824	$98,630	$102,356

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Six Months Ended June 30, 2018 and 2017
(in thousands)

	2018	2017
Equity in income of partnerships	$5,709	$7,890
Other income	(23)	—
Depreciation and amortization	4,385	5,592
Interest expense and other expenses, net	5,378	5,116
NOI from equity method investments at ownership share(1)	$15,449	$18,598

	Same Store		Non Same Store		Total
	2018	2017	2018	2017	2018	2017
Real estate revenue
Base rent	$13,870	$13,664	$965	$4,279	$14,835	$17,943
Expense reimbursements	6,177	6,189	245	1,107	6,422	7,296
Percentage rent	140	121	—	—	140	121
Lease termination revenue	256	145	—	—	256	145
Other real estate revenue	458	497	406	385	864	882
Total real estate revenue	20,901	20,616	1,616	5,771	22,517	26,387
Property operating expenses
CAM and real estate taxes	(4,316)	(4,255)	(826)	(1,549)	(5,142)	(5,804)
Utilities	(420)	(415)	(148)	(242)	(568)	(657)
Other property operating expenses	(1,236)	(1,210)	(122)	(118)	(1,358)	(1,328)
Total property operating expenses	(5,972)	(5,880)	(1,096)	(1,909)	(7,068)	(7,789)
NOI from equity method investments at ownership share (Non-GAAP)	14,929	14,736	520	3,862	15,449	18,598
Less: Lease termination revenue	(256)	(145)	—	—	(256)	(145)
NOI from equity method investments at ownership share excluding lease termination revenue (Non-GAAP)	$14,673	$14,591	$520	$3,862	$15,193	$18,453

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income to Funds From Operations and Funds Available for Distribution (Non-GAAP Measures)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share amounts)	2018	2017	2018	2017
FUNDS FROM OPERATIONS
Net loss	$(32,321)	$(53,277)	$(36,033)	$(53,763)
Depreciation and amortization on real estate
Consolidated properties	33,002	32,506	66,664	63,940
PREIT's share of equity method investments	2,145	3,026	4,385	5,592
Gain on sale of real estate by equity method investee	—	—	(2,773)	—
(Gains) Losses on sales of interests in real estate, net	(748)	308	(748)	365
Impairment of assets	34,286	53,917	34,286	53,917
Dividends on preferred shares	(6,844)	(7,067)	(13,688)	(13,272)
Funds from operations attributable to common shareholders and OP Unit holders(1)	29,520	29,413	52,093	56,779
Accelerated amortization of financing costs	363	—	363	—
Provision for employee separation expense	395	1,053	395	1,053
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$30,278	$30,466	$52,851	$57,832
FUNDS AVAILABLE FOR DISTRIBUTION(1)
Funds from operations, attributable to common shareholders and OP Unit holders(1)	$30,278	$30,466	$52,851	$57,832
Adjustments:
Straight line rent	(442)	(588)	(1,461)	(1,382)
Recurring capital expenditures	(5,517)	(5,274)	(7,707)	(8,237)
Tenant allowances	(7,951)	(4,990)	(9,619)	(10,139)
Amortization of non-cash deferred compensation	1,714	1,622	3,638	3,119
Capitalized leasing costs	(1,769)	(1,423)	(3,941)	(3,090)
Amortization of above- and below-market lease intangibles	(22)	(1,278)	(50)	(1,381)
Funds available for distribution to common shareholders and OP Unit holders(1)	$16,291	$18,535	$33,711	$36,722
Funds from operations attributable to common shareholders and OP Unit holders per diluted share and OP Unit(1)	$0.38	$0.38	$0.67	$0.73
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.39	$0.39	$0.68	$0.74
Funds available for distribution to common shareholders and OP Unit holders per diluted share and OP Unit(1)	$0.21	$0.24	$0.43	$0.47
PAYOUT RATIOS (2)
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders			55.3%	46.9%
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders, as adjusted			52.2%	46.7%
Payout ratio of funds available for distribution attributable to common shareholders and OP Unit holders			87.5%	79.0%
Weighted average number of shares outstanding	69,747	69,307	69,675	69,263
Weighted average effect of full conversion of OP Units	8,273	8,313	8,273	8,313
Effect of common share equivalents	367	—	340	57
Total weighted average shares outstanding, including OP Units	78,387	77,620	78,288	77,633

(1) Non-GAAP measures. See definitions on page 1.
(2) Twelve months ended June 30, 2018 and June 30, 2017, respectively.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Quarter Ended June 30, 2018

					Initial Rent per square foot "psf"		Initial Gross Rent Renewal Spread (1)		Average Rent Renewal Spread (2)	Annualized Tenant Improvements psf (3)
		Number	GLA	Term		Previous Rent psf	$	%	%
Non Anchor
New Leases
Under 10k square feet ("sf")	Consolidated	30	108,264	6.5	$49.97					$10.94
	Unconsolidated(4)	—	—	—	—					—
Total Under 10k sf		30	108,264	6.5	49.97	n/a	n/a	n/a	n/a	10.94

Over 10k sf	Consolidated	6	79,598	10.0	36.72	n/a	n/a	n/a	n/a	6.90
Total New Leases		36	187,862	8.0	$44.36	n/a	n/a	n/a	n/a	$8.80
Renewal Leases
Under 10k sf	Consolidated	28	61,585	2.8	$53.25	$53.10	$0.15	0.3%	7.5%	$—
	Unconsolidated(4)	3	15,718	4.9	39.84	42.86	(3.02)	(7.0)%	0.5%	—
Total Under 10k sf		31	77,303	3.2	$50.52	$51.02	$(0.49)	(1.0)%	6.4%	$—

Total Fixed Rent		31	77,303	3.2	$50.52	$51.02	$(0.49)	(1.0)%	6.4%	$—
Percentage in Lieu	Consolidated	16	30,869	1.5	$40.28	$53.70	$(13.42)	(25.0)%	n/a	—
Total Renewal Leases(5)		47	108,172	2.7	$47.60	$51.78	$(4.19)	(8.1)%	6.4%	$—
Total Non Anchor		83	296,034	6.1	$45.54

(1)
Initial gross rent renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average rent renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	Tenant improvements and certain other leasing costs are presented as annualized amounts per square foot and are spread uniformly over the initial lease term.

(4)
We own a 25% to 50% interest in each of our unconsolidated properties and do not control such properties. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest. See “—Use of Non-GAAP Measures” for further details on our ownership interests in our unconsolidated properties.

(5)
Includes 2 leases totaling 2,589 square feet of GLA with respect to tenants whose leases were restructured and extended following a bankruptcy filing.  Excluding these leases, the initial gross rent spread was (1.0%) for leases under 10,000 square feet and (6.9%) for all non-anchor leases.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Six Months Ended June 30, 2018

					Initial Rent per square foot ("psf")	Previous Rent psf	Initial Gross Rent Renewal Spread (1)		Average Rent Renewal Spread (2)	Annualized Tenant Improvements psf (3)
		Number	GLA	Term			$	%	%
Non Anchor
New Leases
Under 10k square feet ("sf")	Consolidated	48	159,469	6.8	$46.96					$10.02
	Unconsolidated(4)	8	29,429	7.4	39.65					20.94
Total Under 10k sf		56	188,898	6.9	45.82	n/a	n/a	n/a	n/a	11.85

Over 10k sf	Consolidated	8	102,055	10.0	37.12	n/a	n/a	n/a	n/a	7.31
Total New Leases		64	290,953	8.0	$42.77	n/a	n/a	n/a	n/a	$9.85
Renewal Leases
Under 10k sf	Consolidated	53	116,042	3.0	$50.33	$49.94	$0.39	0.8%	6.4%	$—
	Unconsolidated(4)	24	60,727	3.5	67.58	69.82	(2.24)	(3.2)%	1.8%	0.58
Total Under 10k sf		77	176,769	3.2	$56.26	$56.77	$(0.51)	(0.9)%	4.5%	$0.22

Over 10k sf	Consolidated	4	109,647	7.3	$23.82	$22.68	$1.14	5.0%	23.6%	$4.97
	Unconsolidated(4)	1	11,306	1.0	14.15	25.72	(11.57)	(45.0)%	(45.0)%	—
Total Over 10k sf		5	120,953	6.7	$22.91	$22.96	$(0.05)	(0.2)%	15.8%	$4.91
Total Fixed Rent		82	297,722	4.6	$42.71	$43.03	$(0.33)	(0.8)%	7.0%	$2.99
Percentage in Lieu	Consolidated	30	83,067	1.5	$32.44	$42.91	$(10.47)	(24.4)%	n/a	$—
Total Renewal Leases(5)		112	380,789	3.9	$40.47	$43.01	$(2.54)	(5.9)%	7.0%	$2.75
Total Non Anchor		176	671,742	5.7	$41.47
Anchor
Renewal Leases	Consolidated	1	102,825	8	$4.73	$5.38	$(0.65)	(12.1)%	n/a	$—
Total		1	102,825	8	$4.73

(1)
Initial gross rent renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average rent renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	Tenant improvements and certain other leasing costs are presented as annualized amounts per square foot and are spread uniformly over the initial lease term.

(4)
We own a 25% to 50% interest in each of our unconsolidated properties and do not control such properties. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest. See “—Use of Non-GAAP Measures” for further details on our ownership interests in our unconsolidated properties.

(5)
Includes 7 leases and 11,102 square feet of GLA with respect to tenants whose leases were restructured and extended following a bankruptcy filing. Excluding these leases, the initial gross rent spread was 0.8% for leases under 10,000 square feet and (4.6%) for all non anchor leases. Excluding these leases, the average rent spreads were 6.4% for leases under 10,000 square feet and 8.6% for all non anchor leases.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	June 30, 2018								June 30, 2017
	% Rolling 12 Mo. NOI	Average Comp Sales	Average Gross Rent(1)(2)	Occupancy Cost	Actual Occupancy		Leased Occupancy		% Rolling 12 Mo. NOI	Average Comp Sales	Average Gross Rent(1)(2)	Occupancy Cost	Actual Occupancy
					Total	Non-Anchor	Total	Non-Anchor					Total	Non-Anchor

Malls	90.3%	$489	$59.90	13.1%	93.0%	91.0%	94.3%	93.3%	85.8%	$479	$59.89	13.2%	92.8%	90.7%
Non-Core Mall	2.8%	$376	$51.82	14.2%	96.8%	88.8%	97.4%	91.0%	3.0%	$373	$50.12	13.8%	95.0%	82.7%
Malls sold (3)	0.3%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.8%	$324	$38.11	12.8%	96.7%	92.1%
Malls Total	93.4%	$485	$59.61	13.1%	93.2%	90.9%	94.4%	93.2%	91.7%	$468	$58.58	13.2%	93.2%	90.5%
Other Retail Properties	5.2%	N/A	$25.28	—%	90.8%	90.1%	90.9%	90.1%	5.5%	N/A	$26.74	N/A	88.9%	87.9%
Total Retail Properties	98.6%	N/A	$50.95	N/A	92.9%	90.8%	94.2%	93.0%	97.2%	N/A	$51.04	N/A	92.7%	90.1%
Other Properties (4)	1.4%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.8%	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$485	$50.95		92.9%	90.8%	94.2%	93.0%	100.0%	$468	$51.04		92.7%	90.1%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $22.08 per square foot as of June 30, 2018 and $21.90 per square foot as of June 30, 2017.

(3)	Malls sold includes Logan Valley Mall, which was the only mall sold by the Company after June 30, 2017.

(4)	Operating metrics for Fashion District Philadelphia as of June 30, 2018 and 2017, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

		June 30, 2018			June 30, 2017			Change
	% of Mall NOI	Avg Comp Sales (1)	Total Occ %	Non Anchor Occ %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occ %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occ %
Top 5 Malls
Willow Grove Park		$707	94.6%	90.7%	$659	97.7%	95.3%	7.3%	(3.1)%	(4.6)%
Cherry Hill Mall		662	95.7%	94.8%	651	93.0%	91.5%	1.7%	2.7%	3.3%
Lehigh Valley Mall		573	94.5%	91.0%	567	92.5%	87.6%	1.1%	2.0%	3.4%
Springfield Town Center		544	91.7%	88.9%	519	90.4%	87.1%	4.8%	1.3%	1.8%
Woodland Mall		539	95.9%	95.9%	524	95.2%	95.2%	2.9%	0.7%	0.7%
	41.6%	$607	94.2%	92.1%	$589	93.4%	90.6%	3.1%	0.8%	1.5%

Malls 6 - 10
The Mall at Prince Georges		530	97.5%	94.7%	485	93.7%	86.8%	9.3%	3.8%	7.9%
Jacksonville Mall		522	99.6%	99.1%	499	96.9%	93.9%	4.6%	2.7%	5.2%
Dartmouth Mall		509	95.0%	91.8%	484	91.3%	85.7%	5.2%	3.7%	6.1%
Magnolia Mall		440	94.0%	89.8%	429	97.5%	95.3%	2.6%	(3.5)%	(5.5)%
Viewmont Mall		432	99.6%	99.1%	418	96.0%	92.8%	3.3%	3.6%	6.3%
	19.6%	$485	97.1%	94.5%	$463	94.8%	90.2%	4.8%	2.3%	4.3%

Malls 11 - 15
Springfield Mall		419	95.9%	95.9%	420	95.3%	95.3%	(0.2)%	0.6%	0.6%
Patrick Henry Mall		407	94.5%	92.0%	419	94.9%	92.5%	(2.9)%	(0.4)%	(0.5)%
Capital City Mall		404	92.9%	89.2%	404	98.6%	98.1%	—%	(5.7)%	(8.9)%
Moorestown Mall		401	90.6%	79.6%	382	91.9%	82.3%	5.0%	(1.3)%	(2.7)%
Valley Mall		401	79.3%	95.5%	406	84.1%	98.5%	(1.2)%	(4.8)%	(3.0)%
	17.7%	$407	89.2%	90.2%	$408	91.3%	93.2%	(0.2)%	(2.1)%	(3.0)%

Malls 16 - 20
Valley View Mall		373	95.7%	92.6%	383	93.6%	91.4%	(2.6)%	2.1%	1.2%
Cumberland Mall		367	96.0%	93.5%	373	95.9%	93.4%	(1.6)%	0.1%	0.1%
Francis Scott Key Mall		366	93.6%	89.9%	372	94.3%	91.1%	(1.6)%	(0.7)%	(1.2)%
Plymouth Meeting Mall		351	90.0%	84.8%	334	93.9%	90.7%	5.1%	(3.9)%	(5.9)%
Exton Square Mall		312	82.1%	77.5%	330	82.5%	77.9%	(5.5)%	(0.4)%	(0.4)%
	18.1%	$351	90.6%	87.2%	$355	91.5%	89.0%	(1.1)%	(0.9)%	(1.8)%

All Core Malls	97.0%	$489	93.0%	91.0%	$479	92.8%	90.7%	2.1%	0.2%	0.3%

Non-Core Mall
Wyoming Valley Mall	3.0%	$376	96.8%	88.8%	$373	95.0%	82.7%	0.8%	1.8%	6.1%

All Malls	100.0%	$485	93.2%	90.9%	$475	93.0%	90.4%	2.1%	0.2%	0.5%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months..

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants
June 30, 2018

Tenant	Brands	Locations at Consolidated Properties	Locations at Unconsolidated Properties	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	43	8	51	4.3%
L Brands, Inc.	Bath & Body Works, Pink, Victoria's Secret	38	6	44	4.0%
Signet Jewelers Limited	Kay Jewelers, Piercing Pagoda, Totally Pagoda, Zale's Jewelers	58	9	67	2.9%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream	9	2	11	2.7%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet, Old Navy	16	9	25	2.5%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	17	4	21	2.4%
Express, Inc	Express, Express Factory Outlet, Express Men	14	3	17	2.1%
J.C. Penney Company, Inc.	JC Penney	14	2	16	2.0%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	47	8	55	1.8%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	26	5	31	1.6%
Macy's	Bloomingdale's, Macy's	15	2	17	1.6%
Forever 21, Inc.	Forever 21	8	1	9	1.6%
Cineworld Group	Regal Cinemas	4	—	4	1.4%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut	15	18	33	1.4%
Advent CR Holdings, Inc.	Charlotte Russe	14	2	16	1.3%
H&M Hennes & Mauritz L.P.	H&M	14	—	14	1.3%
The Children's Place Retail Stores, Inc.	The Children's Place	15	2	17	1.1%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	8	—	8	1.1%
Dave & Buster's, Inc.	Dave & Buster's	2	—	2	1.0%
Shoe Show, Inc.	Shoe Department, Shoe Dept. Encore	16	2	18	1.0%
Total Top 20 Tenants		393	83	476	39.1%
Total Leases		1,527	345	1,872	100.0%

(1)	Excludes tenants from Fashion District Philadelphia.

(2)	Includes our share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments as of June 30, 2018.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of June 30, 2018
(dollars in thousands except per square foot ("psf") amounts)

Non-Anchors (1)
		Gross Leasable Area ("GLA")		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
Holdover	63	176,896	2.1%	$9,429	$8,090	2.4%	$53.30
2018	108	233,280	2.8%	13,730	12,718	3.8%	58.86
2019	300	1,139,961	13.4%	47,491	43,016	13.0%	41.66
2020	251	1,130,498	13.3%	41,270	36,357	10.9%	36.51
2021	196	917,836	10.8%	35,990	30,346	9.1%	39.21
2022	166	509,940	6.0%	29,101	25,095	7.6%	57.07
2023	158	953,145	11.2%	38,295	33,799	10.2%	40.18
2024	122	512,931	6.0%	31,765	29,552	8.9%	61.93
2025	157	716,825	8.5%	40,137	32,448	9.8%	55.99
2026	118	571,564	6.7%	31,181	24,941	7.5%	54.55
2027	107	669,038	7.9%	27,016	25,029	7.5%	40.38
Thereafter	82	947,760	11.3%	31,720	30,657	9.3%	33.47
Total/Average	1,828	8,479,674	100.0%	$377,125	$332,048	100.0%	$44.47

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2018(5)	3	372,869	6.9%	$1,576	$1,576	5.9%	$4.23
2019	6	792,772	14.7%	2,528	2,528	9.5%	3.19
2020	5	572,874	10.6%	2,606	2,606	9.8%	4.55
2021	7	675,619	12.5%	4,224	3,015	11.3%	6.25
2022	8	1,174,834	21.8%	4,289	3,937	14.8%	3.65
2023	3	348,592	6.5%	1,896	1,896	7.1%	5.44
2024	1	135,186	2.5%	818	818	3.1%	6.05
2025	2	390,245	7.2%	1,186	1,186	4.4%	3.04
2026	1	58,371	1.1%	861	861	3.2%	14.75
Thereafter	8	876,644	16.3%	8,257	8,257	30.9%	9.42
Total/Average	44	5,398,006	100.0%	$28,241	$26,680	100.0%	$5.23

(1)	Only includes owned space. Excludes tenants from Fashion District Philadelphia.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The aggregate GLA of these tenants is 410,351 square feet.

(3)	Includes our share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments.

(4)	Accounts for all contiguous anchor space as one lease.

(5)	Information includes Bon-Ton and Sears stores at Wyoming Valley Mall and Herberger's at Valley View Mall that are expected to close in 2018.

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2018

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large	Small	Vacant	Total
							Format	Shop		GLA
Malls
Capital City Mall	Camp Hill, PA	JCPenney	2028	102,825	Macy's	120,000	62,912	172,648	34,601	604,965
		Dick's Sporting Goods	2028	61,677
		Field and Stream	2031				50,302
Cherry Hill Mall	Cherry Hill, NJ	Nordstrom	2025	138,000	JCPenney	174,285	231,481	429,573	35,999	1,313,938
					Macy's	304,600
Cumberland Mall	Vineland, NJ	Burlington	2019	80,983	BJ's Wholesale Club	117,889	189,559	153,870	26,886	950,986
		The Home Depot	2019	132,013	Boscov's	155,341
		Dick's Sporting Goods	2028	50,000
		Regal Cinemas	2019				44,445
Dartmouth Mall	Dartmouth, MA	JCPenney	2019	100,020	Macy's	140,000	117,955	134,406	26,489	672,298
		Sears	2021	108,440
		AMC Theaters	2026				44,988
Exton Square Mall(1)	Exton, PA	Boscov's	2019	178,000	Macy's	181,200	58,269	216,201	155,148	1,046,490
		Sears	2019	144,301
		Round 1	2026	58,371
		Whole Foods	2037				55,000
Francis Scott Key Mall	Frederick, MD	JCPenney	2021	101,293	Macy's	139,333	139,863	163,229	39,508	754,259
		Sears	2023	120,883
		Dick's Sporting Goods	2025				50,150
Jacksonville Mall	Jacksonville, NC	Belk	2021	72,510			123,079	127,388	2,194	494,776
		JCPenney	2020	51,812
		Sears	2021	117,793

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2018

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large	Small	Vacant	Total
							Format	Shop		GLA
Lehigh Valley Mall	Allentown, PA	Boscov's	2022	164,694	JCPenney	207,292	179,478	353,087	52,973	1,169,524
		Macy's	2022	212,000

Magnolia Mall	Florence, SC	Belk	2028	115,793			75,936	153,036	36,351	607,966
		Best Buy	2023	32,054
		JCPenney	2022	104,107
		Dick's Sporting Goods	2023				45,000
		Burlington	2028				45,689
Moorestown Mall	Moorestown, NJ	Boscov's	2028	202,765	Lord & Taylor	121,200	43,950	173,856	70,700	875,905
		Sears	2022	205,591
		Regal Cinemas	2028				57,843
Patrick Henry Mall	Newport News, VA	Dick's Sporting Goods	2022	50,250	Dillard's	144,157	60,095	214,059	23,890	717,663
		JCPenney	2020	85,212	Macy's	140,000
Plymouth Meeting Mall	Plymouth Meeting, PA	Boscov's	2028	188,429			148,202	214,059	73,383	737,228
		Whole Foods	2029	65,155
		AMC Theaters	2027				48,000
Springfield Mall	Springfield, PA				Macy's	192,000	21,117	192,396	9,194	610,606
					Target	195,899
Springfield Town Center	Springfield, VA	Macy's	2025	252,245	JCPenney	209,144	178,772	305,329	81,437	1,373,992
					Target	180,841
		Dick's Sporting Goods	2025				53,891
		Nordstrom Rack	2025				33,107
		Regal Cinemas	2029				49,788
		Saks OFF 5th	2026				29,438

The Mall at Prince Georges	Hyattsville, MD	JCPenney	2021	148,778			177,988	243,383	23,489	924,479
		Macy's	2023	195,655
		Target	2024	135,186

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2018

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large	Small	Vacant	Total
							Format	Shop		GLA
Valley Mall(2)	Hagerstown, MD	JCPenney	2019	157,455			95,023	237,400	141,420	684,357
		Regal Cinemas	2028				53,059
Valley View Mall	La Crosse, WI	JCPenney	2020	96,357			12,024	158,312	61,804	586,749
		Herberger's(3)	2033	100,000	Sears	113,252
		Dick's Sporting Goods	2025				45,000
Viewmont Mall	Scranton, PA	JCPenney	2020	193,112	Macy's	139,801	76,053	165,332	2,351	689,226
		Dick's Sporting Goods/Field & Stream	2028	90,000
		HomeGoods	2027				22,577
Willow Grove Park	Willow Grove, PA	Macy's	2022	225,000	Bloomingdale's	237,537	88,284	249,484	34,735	1,050,956
		Nordstrom Rack	2022	40,332	Sears	175,584

Woodland Mall	Grand Rapids, MI				JCPenney	254,905	150,994	252,131	17,213	832,559
					Macy's	157,316
Wyoming Valley Mall	Wilkes-Barre, PA	Bon-Ton(3)	2027	155,392			47,986	165,146	27,011	832,253
		JCPenney	2022	172,860
		Macy's	2020	146,381
		Sears(4)	2018	117,477
Total Malls				5,271,201		3,801,576	3,007,297	4,474,325	976,776	17,531,175

Pennsylvania Real Estate Investment Trust
Property Information as of June 30, 2018

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large	Small	Vacant	Total
							Format	Shop		GLA
Other Retail Properties
Gloucester Premium Outlets	Blackwood, NJ	—		—			37,303	269,811	62,781	369,895
Metroplex Shopping Center	Plymouth Meeting, PA	Giant Food Store	2021	67,185	Lowe's	163,215	287,711	56,292	—	778,190
					Target	137,514
		Dick's Sporting Goods	2020				41,593
		Saks OFF 5th	2026				24,680
The Court at Oxford Valley	Fairless Hills, PA	Best Buy	2021	59,620	BJ's Wholesale Club	116,872	282,733	54,141	11,028	704,526
					The Home Depot	130,751
		Dick's Sporting Goods	2021				49,381
Red Rose Commons	Lancaster, PA				The Home Depot	134,558	215,790	15,207	32,296	462,883
					Weis Market	65,032
Wyoming Valley Center	Wilkes-Barre, PA						28,400	4,018	44,862	77,280
Total Other Retail Properties				126,805		747,942	967,591	399,469	150,967	2,392,774

Total Portfolio				5,398,006		4,549,518	3,974,888	4,873,794	1,127,743	19,923,949

(1) Vacant GLA includes 59,629 square feet from former JCPenney store which closed in the second quarter of 2015.
(2) Vacant GLA includes 123,400 square feet from the former Sears store which closed in the third quarter of 2017.
(3) Pursuant to its bankruptcy proceedings and resultant liquidation plans, tenant is expected to close its store in August 2018.
(4) Sears has announced it will close its store in August 2018.

Pennsylvania Real Estate Investment Trust
Anchor Replacement Summary
June 30, 2018

	Former Anchors				Replacement Tenant(s)
Property	Name	GLA '000's	Date Closed	Decommission Date	Name	GLA '000's	Actual/Targeted Occupancy Date
Completed:
Exton Square Mall	Kmart	96	Q1 16	Q2 16	Whole Foods	55	Q1 18
Magnolia Mall	Sears	91	Q1 17	Q2 17	Burlington	46	Q3 17
					HomeGoods	22	Q2 18
					Five Below	8	Q2 18
In process:
Plymouth Meeting Mall	Macy's(1)	215	Q1 17	Q2 17	Various large format tenants	153	Q4 19
Valley Mall	Macy's	120	Q1 16	Q4 17	One Life Fitness	70	Q4 18
					Tilt Studio	48	Q3 18
	Bon-Ton	123	Q1 18	Q1 18	Belk	123	Q4 18
Moorestown Mall	Macy's	200	Q1 17	Q2 17	Sierra Trading Post	19	Q1 19
					HomeSense	28	Q3 18
					Five Below	9	Q4 18
					TBD	TBD	TBD
Woodland Mall	Sears	313	Q2 17	Q2 17	Von Maur	86	Q4 19
					REI	20	Q2 19
					Restaurants and small shop space	TBD	Q4 19
Willow Grove Park	JC Penney	125	Q3 17	Q1 18	Movie theater and entertainment	49	Q3 19
					Restaurant and entertainment space	44	Q4 19

(1)	Property is subject to a ground lease dated June 23, 2017.

Pennsylvania Real Estate Investment Trust
Condensed Consolidated Balance Sheet
(in thousands)

	June 30, 2018	December 31, 2017
ASSETS
Investments in real estate, at cost
Operating properties	$3,156,877	$3,180,212
Construction in progress	117,503	113,609
Land held for development	5,881	5,881
Total investments in real estate	3,280,261	3,299,702
Accumulated depreciation	(1,144,291)	(1,111,007)
Net investments in real estate	2,135,970	2,188,695
Investments in partnerships, at equity	106,945	216,823
Other assets:
Cash and cash equivalents	42,198	15,348
Rent and other receivables, net (1)	30,708	38,166
Intangible assets, net	17,857	17,693
Deferred costs and other assets, net	122,221	112,046
Assets held for sale	15,874	—
Total assets	$2,471,773	$2,588,771
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans, net	$1,056,686	$1,056,084
Term Loans, net	546,919	547,758
Revolving Facility	—	53,000
Tenants’ deposits and deferred rent	13,742	11,446
Distributions in excess of partnership investments	94,639	97,868
Fair value of derivative instruments	—	20
Other liabilities	69,445	61,604
Total liabilities	1,781,431	1,827,780
Equity:
Total equity	690,342	760,991
Total liabilities and equity	$2,471,773	$2,588,771

(1)	Total includes straight line rent receivables of $26.4 million as of June 30, 2018 and $25.4 million as of December 31, 2017.

Pennsylvania Real Estate Investment Trust
Assets and Liabilities - Equity Method Investments, at Ownership Share (Non-GAAP)
(in thousands)

	As of June 30, 2018	As of December 31, 2017
ASSETS:
Investments in real estate, at cost:
Operating properties	$272,381	$288,481
Construction in progress	184,719	152,478
Total investments in real estate	457,100	440,959
Accumulated depreciation	(102,553)	(101,701)
Net investments in real estate	354,547	339,258
Cash and cash equivalents	15,657	12,186
Deferred costs and other assets, net	15,207	15,839
Total assets	385,411	367,283
LIABILITIES:
Mortgage loans, net	232,131	234,798
FDP Term Loan	125,000	—
Other liabilities	15,974	13,530
Total liabilities	373,105	248,328
Net investment	$12,306	$118,955
Reconciliation to comparable GAAP balance sheet item:
Investment in partnerships, at equity	$106,945	$216,823
Distributions in excess of partnership investments	(94,639)	(97,868)
Net investment	$12,306	$118,955

The non-GAAP financial information presented above includes financial information attributable to our share of unconsolidated properties. This proportionate financial information is non-GAAP financial information, but we believe that it is helpful information because it reflects the pro rata contribution from our unconsolidated properties that are owned through investments accounted for under GAAP using the equity method of accounting. Under such method, our investments in these entities are recorded in the balance sheet caption entitled “Investment in partnerships, at equity.” In the case of deficit investment balances, such amounts are recorded in “Distributions in excess of partnership investments.”

To derive the proportionate financial information reflected in the tables above we multiplied the percentage of our economic interest in each partnership on a property-by-property basis by each line item. Under the partnership agreements relating to our current unconsolidated partnerships with third parties, we own a 25% to 50% economic interest in such partnerships, and there are generally no provisions in such partnership agreements relating to special non-pro rata allocations of income or loss, and there are no preferred or priority returns of capital or other similar provisions. While this method approximates our indirect economic interest in our pro rata share of the assets and liabilities of our unconsolidated partnerships, we do not control these partnerships or have a direct legal claim to the assets, liabilities, revenues or expenses of the unconsolidated partnerships beyond our rights as an equity owner in the event of any liquidation of such entity. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Consolidated Properties
(in thousands)

	June 30, 2018				December 31, 2017
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Malls
Capital City Mall	$124,873	$4,699	$45,516	$84,056	$123,452	$3,601	$43,437	$83,616
Cherry Hill Mall	480,536	—	240,681	239,855	479,603	20	229,299	250,324
Cumberland Mall	82,776	—	27,047	55,729	82,485	—	25,478	57,007
Dartmouth Mall	77,354	2	38,815	38,541	76,125	137	37,209	39,053
Exton Square Mall	188,868	238	56,664	132,442	187,901	12	53,683	134,230
Francis Scott Key Mall	99,033	—	39,542	59,491	96,013	3,844	37,827	62,030
Jacksonville Mall	89,307	—	37,589	51,718	87,535	—	35,988	51,547
Magnolia Mall	102,676	1,098	45,478	58,296	95,738	2,368	44,339	53,767
Moorestown Mall	152,480	13,028	62,761	102,747	151,836	10,075	58,869	103,042
Patrick Henry Mall	155,200	—	67,361	87,839	154,098	—	65,052	89,046
Plymouth Meeting Mall	192,781	5,804	85,906	112,679	192,008	1,007	81,344	111,671
The Mall at Prince Georges	119,121	18,585	56,428	81,278	113,102	14,372	54,591	72,883
Springfield Town Center	491,301	—	43,785	447,516	491,010	—	36,204	454,806
Valley Mall	117,908	19,410	46,055	91,263	112,853	11,792	43,131	81,514
Valley View Mall	54,588	—	11,160	43,428	54,542	11	10,108	44,445
Viewmont Mall	120,168	—	42,944	77,224	119,390	68	40,593	78,865
Willow Grove Park	245,361	428	101,012	144,777	243,965	200	96,756	147,409
Woodland Mall	201,190	40,211	72,458	168,943	199,789	34,138	69,121	164,806
Wyoming Valley Mall	61,356	—	23,089	38,267	118,767	10	47,978	70,799
Total Malls	3,156,877	103,503	1,144,291	2,116,089	3,180,212	81,655	1,111,007	2,150,860
Other Properties
Springhills (1)	—	—	—	—	—	17,954	—	17,954
White Clay Point	—	14,000	—	14,000	—	14,000	—	14,000
Land held for development	5,881	—	—	5,881	5,881	—	—	5,881
Total Other Properties	5,881	14,000	—	19,881	5,881	31,954	—	37,835
Total Investment in Real Estate	$3,162,758	$117,503	$1,144,291	$2,135,970	$3,186,093	$113,609	$1,111,007	$2,188,695

Property held for sale
Springhills (1)	$—	$15,867	$—	$15,867	$—	$—	$—	$—
(1)Springhills, a former development property located in Gainesville, Florida, was classified as construction in progress as of December 31, 2017 and as an asset held for sale as of June 30, 2018

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Equity Method Investments at Ownership Share
(in thousands)

	June 30, 2018				December 31, 2017
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Unconsolidated Malls
Fashion District Philadelphia(1)	$47,220	$181,627	$6,067	$222,780	$63,484	$150,633	$6,997	$207,120
Lehigh Valley Mall	48,120	2,152	27,792	22,480	47,982	889	27,984	20,887
Springfield Mall	58,070	66	21,774	36,362	58,035	66	21,008	37,093
Total Unconsolidated Malls	153,410	183,845	55,633	281,622	169,501	151,588	55,989	265,100
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	27,660	3	3,136	24,527	27,727	29	2,693	25,063
Metroplex Shopping Center	42,966	26	25,107	17,885	42,966	26	24,804	18,188
The Court at Oxford Valley	29,029	—	12,473	16,556	29,029	9	12,172	16,866
Red Rose Commons	12,970	61	3,825	9,206	12,912	42	3,691	9,263
Total Unconsolidated Other Retail Properties	112,625	90	44,541	68,174	112,634	106	43,360	69,380
Unconsolidated Property Under Development
Pavilion at Market East	6,346	784	2,379	4,751	6,346	784	2,352	4,778
TOTAL INVESTMENT IN REAL ESTATE	$272,381	$184,719	$102,553	$354,547	$288,481	$152,478	$101,701	$339,258
(1)CIP includes $41.0 million of existing building shell that was reclassified from operating properties.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of June 30, 2018

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	TARGETED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CON- STRUCTION COMPLETION	STABILIZATION YEAR
	(in millions)	(in millions)	(in millions)

Fashion District Philadelphia (2) Philadelphia, PA	$200-210	$400-420	$138.9	7-7.5%	2016	2019	2020
-Redevelopment of the Gallery in downtown Philadelphia includes Burlington, Century 21, H&M, Polo, AMC Theatres and other retail, entertainment, and large format restaurant uses.

Woodland Mall Grand Rapids, MI	$84-85	$84-85	$40.2	5-6%	2017	2019	2020
-Upgrade of existing tenant mix inclusive of 90,000 square foot Von Maur, along with an array of high-quality retail in enclosed small shop space and quality polished casual restaurants, will join the roster, replacing a Sears store, in 2019.

The Mall at Prince Georges Hyattsville, MD	$35-36	$35-36	$22.3	8-9%	2016	2018	2019
-Cosmetic refresh complemented by complete remerchandising including addition of H&M, DSW, and ULTA Beauty in addition to streetscape quick service restaurant additions Chipotle, Mezeh Mediteranean Grill, and Five Guys.

Anchor replacements:

Capital City Mall Camp Hill, PA	$30-31	$30-31	$21.2	8%	2017	2018	2019
-58,000 square foot Dick’s Sporting Goods replaced Sears along with Fine Wine & Good Spirits, Sears Appliance, and additional small shop tenants and outparcels. Dave & Buster's opening fall 2018.

Moorestown Mall Moorestown, NJ	$41-42	$41-42	$13.0	9-10%	2018	2019	2020
-Sierra Trading Post, HomeSense, and Five Below to replace former Macy's.

Valley Mall Hagerstown, MD	$26-27	$26-27	$10.4	7-8%	2018	2019	2020
-Belk, Onelife Fitness, and Tilt Studio replacing former Bon-Ton and Macy's.

(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2) Total Project Costs are net of $25.0 million of approved public financing grants that will be a reduction of costs.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended June 30, 2018			Six Months Ended June 30, 2018
	Consolidated	PREIT's Share of Equity Method Investments	Total	Consolidated	PREIT's Share of Equity Method Investments	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$28,251	$18,776	$47,027	$37,170	$33,128	$70,298
Tenant allowances	7,839	112	7,951	9,489	130	9,619
Recurring capital expenditures:
CAM expenditures	4,126	179	4,305	6,118	207	6,325
Non-CAM expenditures	1,154	58	1,212	1,319	63	1,382
Total recurring capital expenditures	5,280	237	5,517	7,437	270	7,707
Total	$41,370	$19,125	$60,495	$54,096	$33,528	$87,624

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of June 30, 2018
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,050,007	53.4%	$10,185	0.5%	$1,060,192	53.9%
Unconsolidated mortgage loans payable (3)	209,575	10.6%	24,759	1.3%	234,334	11.9%
Consolidated Term Loans (4)	550,000	27.9%	—	—%	550,000	27.9%
Unconsolidated Term Loan (5)	—	—%	125,000	6.3%	125,000	6.3%
2018 Revolving Facility (6)	—	—%	—	—%	—	—%
TOTAL OUTSTANDING DEBT	$1,809,582	91.9%	$159,944	8.1%	$1,969,526	100.0%
AVERAGE STATED INTEREST RATE	3.90%		3.87%		3.90%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Excludes deferred financing costs of $3,506.

(3)	Reflects our share of mortgage debt of equity method investees. Excludes our share of deferred financing costs of $1,026.

(4)	Excludes deferred financing costs of $3,081.

(5)	Reflects our share of Term Loan debt of equity method investee. Excludes our share of deferred financing costs of $1,178.

(6)	There were no amounts outstanding under our 2018 Revolving Facility as of June 30, 2018.

		Average Debt Balance
		Mortgage Debt	Revolving Facilities	Term Loans	Total
Beginning Balance	3/31/2018	$1,301,157	$—	$675,000	$1,976,157
2014 5-Year Term Loan	5/23/2018	—	—	(150,000)	(150,000)
2015 5-Year Term Loan	5/23/2018	—	—	(150,000)	(150,000)
2018 5-Year Term Loan	5/23/2018	—	—	300,000	300,000
Mortgage loan amortization, including our share of debt of equity method investees		(6,631)	—	—	(6,631)
Ending Balance	6/30/2018	$1,294,526	$—	$675,000	$1,969,526
Weighted Average Balance		$1,298,267	$—	$675,000	$1,973,267

	Debt Maturities (1)
Year	Scheduled Amortization	Def Fin Cost Amort Mortgages	Mortgage Balance at Initial Maturity Date	2018 Revolving Facility	Term Loans	Def Fin Cost Amort Term Loans	Total Debt
2018	$11,029	$(563)	$—	$—	$—	$(506)	$9,960
2019	23,724	(1,121)	—	—	—	(1,011)	21,592
2020	24,178	(1,088)	27,161	—	—	(1,011)	49,240
2021	24,767	(733)	229,955	—	250,000	(985)	503,004
2022	18,101	(369)	432,204	—	—	(594)	449,342
Thereafter	32,426	(658)	470,981	—	425,000	(152)	927,597
	$134,225	$(4,532)	$1,160,301	$—	$675,000	$(4,259)	$1,960,735

(1)
The weighted average period to total debt maturity is 4.73 years, excluding extension options. Includes 100% of revolver, term loan and mortgage loan debt from consolidated properties and our share of term loan and mortgage loan debt of equity method investees.

Weighted Average Mortgage Interest Rates
Year	Balance (1)	Interest Rate
2018	$—	—%
2019	—	—%
2020	28,331	5.95%
2021	237,546	3.67%
2022	472,039	4.25%
Thereafter	556,610	4.28%
Total	$1,294,526	4.19%

(1)	Includes our share of debt of equity method investees.

Pennsylvania Real Estate Investment Trust
Debt Schedule as of June 30, 2018
(in thousands)

	Debt	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Valley View Mall	$28,331	5.95%	$2,290	$27,161	July 2020	July 2020
Viewmont Mall (2)	57,000	3.73%	2,126	57,000	Mar 2021	Mar 2021
Woodland Mall (2)	126,360	3.02%	5,503	121,600	Apr 2021	Apr 2021
Red Rose Commons (1)	13,300	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley (1)	27,442	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	59,381	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	44,482	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	278,207	3.90%	16,980	251,120	Sept 2022	Sept 2022
Francis Scott Key Mall (2)	68,469	5.01%	3,428	66,712	Jan 2022	Jan 2023
Dartmouth Mall	60,427	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center (1)	38,774	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	74,370	5.17%	5,123	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	91,402	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall (1)	31,045	4.45%	1,964	26,298	Oct 2025	Oct 2025
Willow Grove Park	161,578	3.88%	9,599	133,754	Oct 2025	Oct 2025
Lehigh Valley Mall (1)	99,014	4.06%	5,768	79,789	Nov 2027	Nov 2027
Total Fixed Rate Mortgage Loans	$1,259,582	4.21%	$76,020	$1,125,607
Variable Rate Mortgage Loans
Pavilion East Associates (1)	$3,259	4.60%	$251	$3,009	Feb 2021	Feb 2021
Viewmont Mall	10,185	4.01%	409	10,185	Mar 2021	Mar 2021
Gloucester Premium Outlets (1)	21,500	3.17%	680	21,500	Mar 2022	Mar 2023
Total Variable Rate Mortgage Loans	$34,944	3.55%	$1,340	$34,694
Total Mortgage Loans	$1,294,526	4.19%	$77,360	$1,160,301
CONSOLIDATED MORTGAGE LOANS	$1,060,191	4.14%	$62,843	$958,042
CONSOLIDATED DEFERRED FINANCING FEES	(3,506)	N/A	N/A	N/A
UNCONSOLIDATED MORTGAGE LOANS	234,335	4.43%	14,517	202,259
UNCONSOLIDATED DEFERRED FINANCING FEES	(1,026)	N/A	N/A	N/A
2014 7 YEAR TERM LOAN (2)	250,000	3.19%	7,975	250,000	Dec 2021	Dec 2021
2018 5 YEAR TERM LOAN (2)	300,000	3.20%	9,600	300,000	May 2023	May 2023
UNCONSOLIDATED FDP TERM LOAN (1)	125,000	3.96%	4,950	125,000	Jan 2023	Jan 2023
TERM LOAN DEFERRED FINANCING FEES	(4,259)	N/A	N/A	N/A
2018 REVOLVING FACILITY (3)	—	—%	—	—	May 2022	May 2023
Total	$1,960,735	3.90%	$99,885	$1,835,301
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.16%	—	—
EFFECTIVE INTEREST RATE	$1,960,735	4.06%	$99,885	$1,835,301

(1)	Includes our share of debt of equity method investees, based on our ownership percentage..

(2)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(3)	There were no amounts outstanding under our 2018 Revolving Facility as of June 30, 2018.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

June 30, 2018
Consolidated Liabilities to Gross Asset Value	51.48%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	35.34%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.80
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	4.73
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	16.09%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2018 Revolving Facility Agreement and 2018 Term Loan Agreement dated May 23, 2018, and the 7-Year 2014 Term Loan Agreement, as amended, dated June 5, 2018 (collectively, the "Credit Facility Agreements"), contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios.  All capitalized terms used on this page have the meanings ascribed to such terms in the Credit Facility Agreements.  In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the Credit Facility Agreements with which the Company must comply, which are described in the Company’s quarterly report on form 10-Q for the quarterly period ended June 30, 2018.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain forward-looking statements that can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “may” or similar expressions. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by the following:

•	changes in the retail and real estate industries, including consolidation and store closings, particularly among anchor tenants;

•	current economic conditions and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions;

•	our inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise;

•	our ability to maintain and increase property occupancy, sales and rental rates;

•	increases in operating costs that cannot be passed on to tenants;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to our development and redevelopment activities, including delays, cost overruns and our inability to reach projected occupancy or rental rates;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek;

•	our substantial debt and the liquidation preference of our preferred shares and our high leverage ratio;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•	our ability to raise capital, including through sales of properties or interests in properties and through the issuance of equity or equity-related securities if market conditions are favorable; and

•	potential dilution from any capital raising transactions or other equity issuances.

Additional factors that might cause future events, achievements or results to differ materially from those expressed or implied by our forward-looking statements include those discussed herein and in our Annual Report on Form 10-K for the year ended December 31, 2017 in the section entitled “Item 1A. Risk Factors.” We do not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.